As of June 5, 1998
Universal Music & Video Distribution, Inc.
70 Universal City Plaza
Universal City, CA 91608

RE: Extension and Third Amendment to Playboy Entertainment Group, Inc. Distribution Agreement

Ladies and Gentlemen:

Reference is made to that certain letter agreement (the "Original Agreement") dated as of August 22, 1991 between Uni Distribution Corp., now known as Universal Music & Video Distribution, Inc. ("UMVD"), and Playboy Video Enterprises, Inc., the predecessor in interest to Playboy Entertainment Group, Inc. ("Playboy"), as such letter agreement has been supplemented and amended, including by (i) that certain letter amendment dated as of March 24, 1995 between UMVD and Playboy (the "First Amendment"), and (ii) that certain letter amendment dated as of February 28, 1997 between UMVD and Playboy (the "Second Amendment"; such August 22, 1991 letter agreement, as it has been supplemented and amended, is referred to as the "Agreement"). All defined terms used in this third letter amendment (the "Third Amendment") and not defined in this Third Amendment are defined in the Agreement. UMVD and Playboy desire further to extend and supplement the Agreement, as follows:

1. Term. The Term of the Agreement shall be extended to ***, subject to extension of the Term for only the New Release Programs pursuant to subparagraph 3(a) of the First Amendment, with respect to each contract year of the Agreement commencing June 16, 1998.

2. Distribution Fee. Commencing June 16, 1998, UMVD's Distribution Fee for the New Release Programs and the Catalog Programs distributed under the Agreement from and after such date, shall be *** (as defined in the Agreement), *** , as follows:

    (a) *** If the *** for the New Release Programs (which for purposes of this Paragraph 2 shall include *** for the CD-ROMs entitled "Pamela Anderson Playmate Portfolio," "Jenny McCarthy Playmate Portfolio," and "Playboy's Babes of Baywatch," respectively) and the Catalog Programs for the period ***

--------------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                       1
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         under the Agreement for the New Release Programs and the Catalog
         Programs for the period ***, then UMVD's Distribution Fee for *** under the Agreement for the period ***.

     (b) ***. If the *** for the New Release Programs and the Catalog Programs for the period ***, then UMVD's Distribution Fee for *** under the Agreement for the period ***.

     (c) ***. If the *** for the New Release Programs and the Catalog Programs for the period ***, then UMVD's Distribution Fee for *** under the Agreement for the period ***.

     ----
     *** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.


                                       2
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          (d) *** for a particular contract year of the Agreement under this
              Paragraph 2, shall be paid from the gross revenues otherwise payable to Playboy for the New Release Programs and (to the extent UMVD has recouped its then-paid Advances, and therefore gross revenue overages for the Catalog Programs are then payable to Playboy) the Catalog Programs, for the *** under the Agreement for the New Release Programs and the Catalog Programs for a particular period ***, so that UMVD shall be entitled to retain such portion of such gross revenues otherwise payable to Playboy in discharge of and as payment for the applicable ***. If such gross revenues payable to Playboy for the applicable month are insufficient to discharge fully the applicable *** in the Distribution Fee, then the balance of such *** shall be payable from the gross revenues otherwise payable to Playboy for the New Release Programs and (to the extent of such overages) the Catalog Programs for subsequent months until such balance is fully discharged and paid, and in this regard, UMVD shall be entitled to retain such portion of such gross revenues otherwise payable to Playboy until such *** is fully discharged and paid.

     3. Catalog Program Advances. UMVD shall pay to Playboy by wire transfer to an account designated by Playboy the following non-returnable, but recoupable advances (collectively, the "Advances") against Playboy's share of gross revenues from the Catalog Programs ***, as follows:

          (a) For ***, payable promptly following the execution of this Third Amendment by Playboy (the "*** Advance").

          (b) For ***, not reduced by any unrecouped portion of the *** Advance, payable on or before *** (the "*** Advance").

     *** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.


                                       3

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     (c)  For ***, not reduced by any unrecouped portion of the *** Advance or the *** Advance, payable on or before *** (the "*** Advance").

4.   Recoupment.
     -----------

     (a) UMVD shall report to Playboy on a monthly basis all gross revenues from the Catalog Programs for the previous month of the Term, and pay to Playboy such gross revenues minus allowable deductions in accordance with subparagraph 6(b) of the First Amendment, but with the following replacement for subparagraph 6(b)(vii) of such First
          Amendment: "With respect to a particular contract year of the Term for the Catalog Programs, commencing June 16, 1998, UMVD may deduct from the gross revenues from the Catalog Programs payable to Playboy, the total amount of the Advances then paid to Playboy under Paragraph 3 above that have not already been deducted from the gross revenues from the Catalog Programs payable to Playboy, such deductions to be applied towards recoupment of the Advances. If for any month of the Term for the Catalog Programs, the total gross revenues from the Catalog Programs exceed the allowable deductions, in accordance with subparagraph 6(b) of the First Amendment, as modified by this subparagraph 4(a), then UMVD shall pay to Playboy the amount of such excess (collectively, "Overages"). Overages may not be used to reduce the amount of any future Advances that have not been paid at the time the Overages are paid."

     (b) No sums payable to Playboy in connection with the New Release Programs may be used to reduce the amount of gross revenues payable to Playboy in connection with the Catalog Programs, and no portion of any Advance may be used to reduce the amount of gross revenues payable to Playboy in connection with the New Release Programs or may be applied towards any payment by UMVD for Playboy's inventory. Furthermore, no unrecouped portion of any Advance may be used to reduce the *** Advance or the *** Advance.

5.   DVD Termination Date, Grace Period, *** and UMVD Purchase of Catalog
     --------------------------------------------------------------------
     Program Inventory.
     ------------------

     (a) DVD Termination Date. The DVD Termination Date under the Agreement shall now be the first to occur of (i) ***, or (ii) the date on which UMVD notifies Playboy (or Playboy notifies UMVD) in writing, accompanied by reasonably satisfactory written evidence, ***. If the DVD

     *** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.
                                                                               4

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         Termination Date is prior to ***, then as of the DVD Termination Date, the authorized formats under the Agreement shall include DVDs.

    (b) Grace Period. If the DVD Termination Date is prior to *** then Playboy shall have the right to grant to Image the Grace Period following the DVD Termination Date, in accordance with subparagraph 4(b) of the Second Amendment.

    (c)  ***

    (d) UMVD Purchase of Catalog Program Inventory. Commencing June 16, 1998, UMVD's obligation to purchase some or all of Playboy's then-existing inventory of finished videocassettes of a New Release Program that becomes a Catalog Program during the Term for Catalog Programs, pursuant to subparagraph 5(b) of the First Amendment, shall be modified such that UMVD's purchase price for each finished videocassette unit shall be *** attached to this Third Amendment as Exhibit A. Such purchase prices for UMVD shall be effective for *** are for (i) new Fuji, BASF, SKC or comparable duplication grade tape stock with fewer than 8 dropouts per minute and meeting all ITSC standards, (ii) face label printing and materials, affixing the face label, inserting the videocassette into a sleeve, shrink wrapping the packaged videocassette and packing the finished videocassettes in 50 unit cartons, (iii) the corresponding length of program to be duplicated, (iv)
-----
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         a minimum duplication quantity of no greater than 1,000, and (v) a 7-day duplication turnaround time, and that such ***. All other provisions regarding UMVD's purchase of Catalog Program Inventory from Playboy shall be in accordance with subparagraph 5(b) of the First Amendment.

    (e) Catalog Program Duplication. Commencing June 16, 1998, so long as Marina Beach is reasonably meeting UMVD's manufacturing and packaging requirements and there is no interruption in the flow of product, UMVD shall manufacture and package all copies of all Catalog Programs at Marina Beach, using videotape masters and other master materials stored at Marina Beach and furnished by Playboy, instead of Playboy's furnishing to UMVD any videotape masters or other master materials for Catalog Programs. *** If Marina Beach is not reasonably meeting UMVD's manufacturing or packaging requirements or there is an interruption in the flow of product on account of Marina Beach's acts or omissions, UMVD shall notify Playboy in writing of such fact, specifying the problem, and if Playboy is not able to resolve the problem to *** of UMVD's notice to Playboy, ***.

    (f) Playboy's Inventory Repurchase Obligation. Playboy's repurchase obligation for videocassette copies and videocassette sleeves of the Catalog Programs manufactured by UMVD, in accordance with the fourth sentence of subparagraph 5(e) of the First Amendment, shall not be determined by such number of copies and sleeves that Playboy has


----------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

          reasonably advised UMVD to manufacture, as provided in such fourth sentence of subparagraph 5(e) of the First Amendment, but rather, UMVD shall be entitled to manufacture, and Playboy shall be deemed to have approved, such number of copies and sleeves of each Catalog Program that allows UMVD to maintain up to a *** supply of such program, until the last *** of the Term for the Catalog Programs, based on the sales history for the particular Catalog Program during the preceding *** of the Term. During the last *** of the Term for the Catalog Programs, UMVD and Playboy shall mutually determine the number of videocassette copies and sleeves to manufacture for each Catalog Program, with the goal of minimizing the remaining inventory while still sufficiently servicing all accounts and sales. As of June 15, 1998, Playboy acknowledges that the number of videocassette copies of the Catalog Programs manufactured by UMVD is reasonable, and upon the termination of the Term for Catalog Programs, Playboy shall be obligated to purchase from UMVD such number of copies of the Catalog Programs manufactured by UMVD as of such date that remain in UMVD's inventory at termination.

6.   Formats.

     (a) As of June 16, 1998, the only authorized formats under the Agreement for the New Release Programs and the Catalog Programs are as follows:

          (i)    One-half inch (1/2") VHS videocassettes.

          (ii) If the DVD Termination Date is prior to ***, then as of the DVD Termination Date, the authorized formats under the Agreement for the New Release Programs and the Catalog Programs shall include DVDs.

          (iii)  If prior to ***, UMVD notifies Playboy (or Playboy notifies
                 UMVD) in writing, accompanied by reasonably satisfactory written evidence, that ***, then as of the date of such notice, the authorized formats under the Agreement for the New Release Programs and the Catalog Programs shall include ***. In such event, Playboy and UMVD shall negotiate the Distribution Fee applicable to ***, taking into account the nature of the format.

     (b) The following formats are expressly not authorized or included under the Agreement for any program at any time:

     ----
     *** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

          (i) Linear, non-interactive, digital video discs (other than DVDs pursuant to subparagraph 6(a)(ii) above and *** pursuant to subparagraph 6(a)(iii) above);

          (ii)   DVD-ROM;

          (iii)  CD-I;

          (iv) CD-ROM (except and to the extent agreed to by Playboy and UMVD on a case-by-case basis for individual New Release Programs that shall not become Catalog Programs for the CD-ROM format (unless otherwise agreed), as is the case with the CD-ROMs entitled "Pamela Anderson Playmate Portfolio," "Jenny McCarthy Playmate Portfolio," and "Playboy's Babes of Baywatch," respectively);

          (v)    SEGA-CD;

          (vi)   3DO;

          (vii)  8mm;

          (viii) S-VHS; and

          (ix) All analog laser discs (including 12") and all interactive formats that allow the consumer more interactivity than selecting start/stop/fast forward/reverse/freeze frame/slow motion and the like.

7. Brand Manager for Playboy Programs. Promptly after the execution of this Third Amendment by Playboy, UMVD will designate to Playboy in writing a UMVD employee of at least the Manager or Director level: (a) who will serve as the principal liaison between Playboy and UMVD for all aspects of the sales of the New Release Programs and the Catalog Programs; (b) who will dedicate *** of his time to the New Release Programs and the Catalog Programs; and (c) whose bonus or incentive compensation will be based *** on sales of the New Release Programs and the Catalog Programs (the "Brand Manager"). The Brand Manager will be reasonably available to Playboy for telephonic and in-person consultation. UMVD will notify Playboy in writing as soon as is practicable in the event UMVD designates a different UMVD employee as the Brand Manager.

8. Quarterly Sales Meetings. UMVD shall organize, conduct and pay UMVD personnel costs for calendar quarterly sales meetings for the Playboy and applicable UMVD sales staffs. *** of the quarterly sales meetings per contract year shall include Los Angeles and non-Los Angeles-based personnel from UMVD's sales staff, and these meetings may be in conjunction with UMVD's regional or national sales meetings. The other *** quarterly sales meetings

     ----
     *** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

     per contract year may be limited to Los Angeles-based personnel from UMVD's sales staff. Within the parameters of this Paragraph 8, *** shall reasonably determine the participants in the quarterly sales meetings from UMVD's sales staff. Playboy shall have the opportunity to present information, including about upcoming releases or promotions, and conduct training at the meetings. The meetings also shall include an account-by-account review of actual sales and potential sales opportunities and sales execution and cooperation by and between UMVD and Playboy personnel.

9. Direct Response Marketing. Playboy shall continue itself to handle all direct response marketing, which shall include all internet sales of New Release Programs, Catalog Programs and all other Playboy programs. Except for specific accounts that Playboy has authorized UMVD in writing to service, UMVD will not participate in any direct response marketing of the New Release Programs, the Catalog Programs or any other Playboy program.

10. VSDA Conventions. For each VSDA Convention (or other principal home video convention in the U.S. that might replace the VSDA convention as the principal U.S. home video convention) that occurs during the Term, UMVD shall pay to Playboy at least two (2) months prior to the beginning date of the convention (except with respect to the 1998 convention, for which UMVD shall pay Playboy promptly after Playboy's execution of this Third Amendment), ***. Playboy shall have no obligation to account to UMVD for any of such payments.

11. No Precondition to Effectiveness. Paragraph 12 of the First Amendment shall not be applicable to the Agreement, and therefore there are no preconditions to the effectiveness of this Third Amendment other than the execution of it by Playboy and UMVD.

Except as set forth in this Third Amendment, the Agreement is not otherwise modified in any respect, and the Agreement, as extended and supplemented by this Third Amendment, is ratified and confirmed.

If this Third Amendment accurately reflects the agreement between UMVD and Playboy, please so indicate by signing this Third Amendment in the appropriate space provided below.

----
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

     Very truly yours,



     PLAYBOY ENTERTAINMENT GROUP, INC.


     By:  /s/ William Asher
          -------------------------

          VP New Business
          -------------------------
             Name and Title



     ACCEPTED AND AGREED TO:



     UNIVERSAL MUSIC & VIDEO DISTRIBUTION, INC.


     By:  /s/ Larry Kenswil
          -------------------------

          Exec VP
          -------------------------
             Name and Title

                                   Exhibit A

                           MARINA BEACH VIDEO, INC.





June 18, 1998


re:  *** for PlayboY Catalog ***


Att.: John Reese


Universal Video and Music Distribution
60 Universal City Plaza
Universal City, CA 91608


Dear John,


Below is *** you requested.


                                      ***

               LENGTH        ***
               T-5
               T-10
               T-15
               T-20
               T-25
               T-30
               T-35
               T-40
               T-45
               T-50
               T-55
               T-60
               T-65
               T-70
               T-75
               T-80
               T-85
               T-90
               T-95
               T-100
               T-105
               T-110
               T-115

Please contact me if you have any questions.


Regards,

/s/ Jerry Borreson

Jerry Borreson
Operations Officer


11811 W. OLYMPIC BLVD., SUITE 111, W. LOS ANGELES, CA 90064
(310) 478-3839 . FAX (310) 477-8494